Summary Prospectus January 28, 2015, as supplemented March 25, 2015 and May 11, 2015
Virtus Dynamic Trend Fund
A: EMNAX	B: EMNBX	C: EMNCX	I: VIMNX	R6: VDARX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at virtus.com/products/prospectuses.
You can also get this information at no cost by calling 800-243-1574 or by sending an e-mail to: virtus.investment.partners@virtus.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary.
The fund’s prospectus, dated January 28, 2015 and supplemented March 25, 2015 and May 11, 2015, and SAI, dated March 23, 2015 and supplemented May 11, 2015 are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund has an investment objective of long-term capital appreciation.
Fees and Expenses
The tables below illustrate the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Virtus Mutual Funds. More information about these and other discounts is available from your financial advisor and under “Sales Charges” on page 216 of the fund’s prospectus and “Alternative Purchase Arrangements” on page 108 of the fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R6
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%(a)	1.00%(a)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R6
Management Fees(b)	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and Shareholder Servicing (12b-1) fees	0.25%	1.00%	1.00%	None	None
Other Expenses
Dividends on Short Sales and Interest Expense(c)	0.22%	0.22%	0.22%	0.22%	0.22%
Remainder of Other Expenses	0.27%	0.27%	0.27%	0.27%	0.20%(d)
Total Other Expenses	0.49%	0.49%	0.49%	0.49%	0.42%
Total Annual Fund Operating Expenses	1.52%	2.27%	2.27%	1.27%	1.20%

(a)
  The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year. The deferred sales charge is imposed on Class C Shares redeemed during the first year only.
(b)
  Restated to reflect current management fees. Management Fees are lower than the contractual base fee rate due to effect of the performance fee adjustment. Performance fee adjustments may increase or decrease the management fee by up to +/- 1.00% of the average net assets of the fund during a rolling 36-month period.
(c)
  Restated to estimate expenses expected to be incurred based on changes to principal investment strategies that were effective on May 11, 2015.
(d)
  Estimated for current fiscal year.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. In the case of Class B Shares, it assumes that your shares are converted to Class A Shares after seven years. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$721	$1,028	$1,356	$2,283
Class B	Sold	$630	$909	$1,215	$2,417
	Held	$230	$709	$1,215	$2,417
Class C	Sold	$330	$709	$1,215	$2,605
	Held	$230	$709	$1,215	$2,605
Class I	Sold or Held	$129	$403	$697	$1,534
Class R6	Sold or held	$122	$381	$660	$1,455

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 233% of the average value of its portfolio.
Investments, Risks and Performance
Principal Investment Strategies
The fund utilizes a rules based investment process and may invest in securities representing the approximately 130 sub-sectors of the primary sectors of the S&P 500® Index and/or cash equivalents (high-quality short-term securities). Allocations to each sub-sector are based on quantitative models.
The fund has the flexibility to invest in any combination of the sub-sectors and high-quality short-term securities, or 100% in high-quality short-term securities. A relative strength momentum model is utilized to rank each sub-sector of the equity market. The fund will allocate to those top sub-sectors that the model determines are more likely to outperform the broad market. A market risk indicator model is also used to determine whether the market is in a lower or higher level of risk based on price trends in the overall market. When the market is determined to be in a higher level of risk, a defensive cash equivalent position may be built by allocating from those sub-sectors of the market that are not exhibiting absolute positive momentum, up to 100% of fund assets. During periods when the model indicates that the market is in a higher level of risk, an exchange-traded fund (“ETF”) representing the S&P 500® Index may be sold short in an amount equal to the total cash allocation up to a limit of 25% of net assets.
The adviser is responsible for final model specification, portfolio construction, model monitoring, and governance. The subadviser, Euclid Advisors, LLC monitors the fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying sub-sectors, while taking into account any other factors the subadviser may deem relevant, such as cash flow and/or timing considerations.
Principal Risks
The fund may not achieve its objective, and it is not intended to be a complete investment program. The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by fund shareholders may impact the management of the fund and its ability to achieve its investment objective(s). The redemption by one or more large shareholders or groups of shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund including by accelerating the realization of capital gains and increasing the fund's transaction costs. The principal risks of investing in the fund are:
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  Equity Securities Risk.  The risk that events negatively affecting issuers, industries or financial markets in which the fund invests, will impact the value of the stocks held by the fund and thus, the value of the fund’s shares over short or extended periods. Investments in a particular style or in small or medium-sized companies may enhance that risk.
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  Market Volatility Risk.  The risk that the value of the securities in which the fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods.
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  Portfolio Turnover Risk.  The risk that the fund’s principal investment strategies will result in a consistently high portfolio turnover rate. See the Portfolio Turnover section above for more information about the impact that portfolio turnover can have on your investment.
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  Quantitative Model Risk.  The risk that investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the fund to achieve positive returns or outperform the market.
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  Sector Focused Investing Risk.  The risk that events negatively affecting a particular industry or market sector in which the fund focuses its investments will cause the value of the fund’s shares to decrease, perhaps significantly.
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  Short Sales Risk.  The risk that a fund may experience a loss if the price of a borrowed security increases between the date of a short sale and the date on which the fund replaces the security.
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  U.S. Government Securities Risk.  The risk that U.S. Government securities in the fund’s portfolio will be subject to price fluctuations, or that an agency or instrumentality will default on an obligation not backed by the full faith and credit of the United States.
Performance Information
The bar chart and table below provide some indication of the potential risks of investing in the fund. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.
The bar chart shows changes in the fund’s performance from year to year over a 10-year period. The table shows how the fund’s average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark. Updated performance information is available at virtus.com or by calling 800-243-1574.

Calendar year total returns for Class A Shares (includes returns of a predecessor fund)
Returns do not reflect sales charges and would be lower if they did.

Best Quarter:	Q1/2013:	13.50%	Worst Quarter:	Q3/2011:	-6.00%

Average Annual Total Returns (for the periods ended 12/31/14; includes returns of a predecessor fund)
Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

	1 Year	5 Years	10 Years	Class I Since Inception (10/1/09)	Class R6 Since Inception (11/12/14)
Class A
Return Before Taxes	-8.65%	3.12%	0.98%	—	—
Return After Taxes on Distributions	-11.81%	2.29%	0.50%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	-2.25%	2.46%	0.77%	—	—
Class B
Return Before Taxes	-6.97%	3.39%	0.81%	—	—
Class C
Return Before Taxes	-3.74%	3.60%	0.84%	—	—
Class I
Return Before Taxes	-2.81%	4.67%	—	4.63%	—
Class R6
Returns Before Taxes	—	—	—	—	-1.31%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	16.53%	1.29%
HFRX Equity Hedge Index (reflects no deduction of fees, expenses or taxes)	1.42%	0.81%	0.31%	1.21%	0.70%

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment. The HFRX Equity Hedge Index measures performance of long and short strategies that invest primarily in equity securities and derivatives of equity securities. The index is unmanaged and not available for direct investment.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class A Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return.
Management
The fund’s investment adviser is Virtus Investment Advisers, Inc. (“VIA”).
The fund’s subadviser is Euclid Advisors LLC (“Euclid”), an affiliate of VIA.
Portfolio Management
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  Warun Kumar,  Senior Managing Director and Portfolio Manager at VIA, is a manager of the fund. Mr. Kumar has served as a Portfolio Manager of the fund since May 2015.
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  Amy Robinson,  Managing Director at Euclid, is a manager of the fund. Ms. Robinson has served as a Portfolio Manager of the fund since February 2012.
Purchase and Sale of Fund Shares
Minimum initial investments applicable to Class A and Class C Shares:
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  $2,500, generally
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  $100 for Individual Retirement Accounts (IRAs), systematic purchase or exchange accounts
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans
Minimum additional investments applicable to Class A and Class C Shares:
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  $100, generally
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  No minimum for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans.
For Class I Shares, the minimum initial purchase is $100,000; there is no minimum for additional purchases.
For Class R6 Shares, there is no minimum initial investment and there is no minimum for additional purchases. R6 Shares are available only to certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457, profit-sharing, money purchase pension and defined benefit plans and non-qualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund.

c/o Virtus Mutual Funds
P.O. Box 9874
Providence, RI 02940-8074

8413	5-15

In general, you may buy or sell shares of the fund by mail or telephone on any business day. You also may buy and sell shares through a financial advisor.
NOTE: Class B Shares are no longer available for purchase, except through reinvestment of dividends/capital gain distributions by existing shareholders and exchange of Class B shares of a fund for Class B shares of other Virtus Mutual Funds, as permitted by the existing exchange privileges (as set forth in the fund’s prospectus).
Taxes
The fund’s distributions are taxable to you either as ordinary income or capital gains, except when your investment is through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment.
No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the fund’s shares.
Ask your financial advisor or visit your financial intermediary’s Web site for more information.